SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2

                       HYDRO ENVIRONMENTAL RESOURCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:


     (2)  Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction compute pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     (4)  Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:


[ ]  Fee paid previously with preliminary materials.
[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


     (2)  Form, Schedule or Registration Statement No.:


     (3)  Filing Party:


     (4)  Date Filed:

                       HYDRO ENVIRONMENTAL RESOURCES, INC.
                         2903 N.E. 109th Avenue, Suite D
                           Vancouver, Washington 98682

                               [November 21, 2002]

Dear Shareholders:

     Our annual meeting of shareholders will be held on Tuesday, December 3, 2002, at 4:00 p.m. Pacific Standard Time, at our offices at 2903 N.E. 109th Avenue, Suite D, Vancouver, Washington 98682. We are inviting you to attend this meeting to give us an opportunity to meet you personally, to allow us to introduce you to key management of your company and its directors, and to answer your questions.

     At this meeting, in addition to electing our directors and ratifying the appointment of our auditors, you will be asked to approve an amendment to our Articles of Incorporation. The amendment will increase the number of authorized shares of common stock from 50,000,000 to 500,000,000. This proposal is very important to you. The increase in the number of authorized shares of common stock is designed to give us greater flexibility to issue our shares in connection with the raising of capital, in connection with acquisitions and financings, and in connection with stock related compensation plans for our key employees and others.

     We enclose the formal notice of meeting, the proxy statement that explains, among other things, the amendment of our Articles of Incorporation, the proxy card, and a copy of the annual report to shareholders describing our operations for the fiscal year ended December 31, 2001.

     I hope that you will be able to attend the meeting in person. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card promptly. Your shares will be voted at the meeting in accordance with your proxy.

     If you have shares in more than one name or if your shares are registered in more than one way, you may receive multiple copies of the proxy materials. If so, please sign and return each proxy card you receive so that all of your shares may be voted. I look forward to meeting you at the annual meeting.

                                         Sincerely,

                                         /s/ David Rosenberg
                                         -------------------
                                         David Rosenberg, President and
                                         Chief Executive Officer

OUR BOARD OF DIRECTORS HAS APPROVED THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION AND RECOMMENDS THAT ALL SHAREHOLDERS VOTE TO APPROVE SUCH AMENDMENT.

                       HYDRO ENVIRONMENTAL RESOURCES, INC.
                         2903 N.E. 109th Avenue, Suite D
                           Vancouver, Washington 98682

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 3, 2002

TO THE SHAREHOLDERS OF HYDRO ENVIRONMENTAL, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Hydro Environmental Resources, Inc., an Nevada corporation (the "Company"), will be held at 4:00 p.m. PST, on Tuesday, December 3, 2002, at 2903 N.E. 109th Avenue, Suite D, Vancouver, Washington 98682, for the following purposes:

     1. To elect the directors of the Company to serve for a one (1) year term.

     2. To approve the amendment of the Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 500,000,000.

     3. To ratify the selection of Cordovano and Harvey, P.C., as independent public accountants of the Company for the 2002 fiscal year; and

     4. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on November 21, 2002, as the record date for the determination of shareholders entitled to notice and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                        By Order of the Board of Directors,

                                        /s/ David Rosenberg
                                        -------------------
                                        David Rosenberg, Chief Executive Officer

Vancouver, Washington
[November 21, 2002]

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT ATTENDANCE AT THE MEETING WILL NOT BY ITSELF REVOKE A PROXY. FURTHERMORE, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                       HYDRO ENVIRONMENTAL RESOURCES, INC.
                         2903 N.E. 109th Avenue, Suite D
                           Vancouver, Washington 98682

                           --------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held On December 3, 2002

                           --------------------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING

General Information

     We are furnishing this proxy statement to the shareholders of Hydro Environmental Resources, Inc., a Nevada corporation (the "Company"), for use at our Annual Meeting of Shareholders to be held on December 3, 2002, at 4:00 p.m. PST (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. Our Annual Meeting will be held at 2903 N.E. 109th Avenue, Suite D, Vancouver, Washington 98682. We intend to mail this proxy statement and accompanying proxy card on or about [November 21, 2002] to all shareholders entitled to vote at the Annual Meeting.

Voting Rights and Outstanding Shares

     Only holders of record of shares of our common stock at the close of business on November 21, 2002, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on November 21, 2002, we had outstanding and entitled to vote [44,792,808] shares of common stock. Each holder of record of our common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Our inspector of election appointed for the meeting will tabulate all votes. Our inspector also will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

Voting Procedures

     o    Directors are elected by a plurality of the votes cast.

     o The approval of the Articles of Amendment to the Articles of Incorporation will require the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock.

     o The approval of the ratification of our independent auditors for the fiscal year ending December 31, 2002, will require the affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the annual meeting.

     o Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes.

     o Broker non-votes are counted towards establishment of the required quorum, but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies

     You may revoke your proxy at any time prior to voting at the Annual Meeting by:

     o Delivering to our Secretary at our principal executive office at 2903 N.E. 109th Avenue, Suite D, Vancouver, Washington 98682, a written notice of revocation or a duly executed proxy bearing a later date; or

     o    Attending the Annual Meeting and voting in person.

     Your attendance at the meeting will not by itself revoke a proxy. Furthermore, if a broker, bank, or other nominee holds of record your shares and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

Solicitation

     We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional information furnished to shareholders. We also will furnish copies of solicitation materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram, or personal solicitation by our directors, officers, or other regular employees. We will not pay any additional compensation to our directors, officers, or other regular employees for these services.

                             ELECTION OF DIRECTORS -
                                   PROPOSAL 5

     As provided in our Bylaws, our Board of Directors has nominated a slate of candidates for election to the Board of Directors for a term of one year and until their successors have been elected and qualified. Our Bylaws also provide that the Board of Directors have the right at any time during the ensuing year to increase the number of directors and to elect such directors by a majority vote.

     Our directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that any nominee should be unavailable for election, such shares will be voted for the election of such substitute nominee as our Board of Directors may propose. The persons nominated for election have agreed to serve if elected, and our Board of Directors has no reason to believe that these nominees will be unable to serve.

Nominees for Director

     The following nominees are standing for election to serve as members of our Board of Directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

       Name           Age              Position                   Director Since
       ----           ---              --------                   --------------

Steve Lennon          40    Vice President and Director              June 2002

Michael Lysaght       45    Secretary, Chief Science Officer,        July 2002
                            and Director

David Rosenberg       40    President and Chief Executive Officer   October 2002

Mark Shmulevsky       44    Chief Information Officer, Treasurer,    July 2002
                            Vice President, and Director

David A. Youngblood   45    Chief Products Engineer and Director     July 2001


     Set forth below is biographical information for each person nominated to serve in office for a one year term expiring at the 2003 Annual Meeting.

Steve Lennon

     Mr. Lennon has served as our Vice President and Director since June 2002. Prior to serving as our Vice President and Director, he served as an Administrator and Operations Manager for over 20 years for Scott Company Mechanical Contractors, one of the ten largest mechanical contractors in the United States of America. Mr. Lennon also currently serves on the Board of Directors of the Oregon Chemical Contractors Association. He is certified in certain engineering medias, including pure bond fusion, and infrared fusion.

Michael Lysaght

     Dr. Lysaght has served as our Secretary, Chief Science Officer, and Director since July 2002. Prior to serving as our Secretary, Chief Science Officer, and Director, he served as an officer with the United States Air Force for over 20 years. During the time he served as an officer with the United States Air Force, he served as Director of Research and Assistant Professor of Chemistry at the United States Air Force Academy and Deputy Director for the Air Vehicles Directorate of the United States Air Force Research Laboratory. Dr. Lysaght received his PhD in analytical chemistry from the University of Washington in 1991, with an emphasis of instrumental analysis and fuels research. His research has been published in several scientific journals, including Fuel, Analytical Chemistry, Journal of Applied Electrochemistry, and Review of Scientific Instrumentation.

David Rosenberg

     Mr. Rosenberg has served as our Chief Executive Officer since June 2002 and as our President and director since October 2002. Mr. Rosenberg also serves as the Vice President and Treasurer of Pizzicato, Inc., a pizza restaurant chain located in Portland, Oregon. Until February 2002, he served as Pizzicato's Chief Operating Officer for nine years. Mr. Rosenberg studied international relations at Hebrew University, Jerusalem, Israel from 1984 to 1989. During that time, Hebrew University employed him to serve as its Coordinator for Absorption and Coordinator for Internal Affairs. He also served with the Israeli Defense Forces until his honorable discharge in 1984.

Mark Shmulevsky

     Mr. Shmulevsky has served as our Chief Information Officer, Treasurer, Vice President, and Director since July 2002. Prior to serving as our officer and director, he served as a professor as Latvia State University in Riga, Latvia. During that time, he also has consulted with many companies, including Intel, Lucent, and Terabean, and with several governmental agencies. He has served on the boards of directors of several companies, including Structured Network Systems, Storied Learning, and RealIntellect.

David A. Youngblood

     Mr. Youngblood has served as our director since July 2001 and as our Vice President and Chief Products Engineer since February 2001. Prior to February 2001, he served as our consultant. Since becoming Chief Products Engineer, he has orchestrated the development of an all-new ECHFR unit, converted hydrogen vehicle support systems, and is currently developing several other projects. Prior to working for us, he served as a Records and Development Technician for Nikon Research Corporation of America ("NCRA") in Belmont, California from 1997 to 2000. He developed concepts and projects relating to microphotolithography manufacturing processes for optically exposing silicon wafers and new products. He also supported NCRA's Director of Electronics and NCRA's mechanical designers, mechanical engineers, and consultants. He was responsible for electromechanical packaging, quality manufacturing, lab/facility support, equipment, and component specification, Cad Design, mechanical and electronic inspection, circuit board proofing, and general manufacturing practices.

Meetings and Committees of the Board of Directors

     During the fiscal year 2001, our Board of Directors met nine times and acting by unanimous consent five times. To our management's best knowledge, each of the directors who served on our Board of Directors in 2001 (all of whom no longer serve as our directors) attended at least 75 percent of the aggregate of the total number of directors' meetings held during the period in which he was a director.

     We do not have audit, nominating, or compensation committees of the Board of Directors or any committees performing similar functions.

Vote Required

     The five candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company. Abstentions and broker non-votes will have the same effect as a vote against this Proposal 1.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                           IN FAVOR OF THESE NOMINEES

             AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION -
                                   PROPOSAL 6

Summary of Proposed Articles of Amendment

     Our Board of Directors adopted a resolution recommending that the shareholders approve Articles of Amendment to the Articles of Incorporation (the "Proposed Articles of Amendment"). The Proposed Articles of Amendment increase the number of authorized shares of common stock from 50,000,000 to 500,000,000. A copy of the Proposed Articles of Amendment is attached to this proxy statement as Appendix A.

     If the shareholders approve the Proposed Articles of Amendment, the additional authorized shares of common stock will have rights identical to the currently issued and outstanding shares of common stock. The shareholders' approval of the Proposed Articles of Amendment and the issuance of any additional shares of common stock after the date of the approval of the Proposed Articles of Amendment will not affect the rights of the holders of the currently issued and outstanding shares of common stock except for the effects incidental to an increase in the number of shares of the common stock outstanding, such as dilution of the earnings per share and voting rights of the current holders of the common stock.

     If the Proposed Articles of Amendment are approved by the shareholders, then our Board of Directors intends to file them with the Secretary of State of the State of Nevada promptly after shareholder approval. However, as permitted by the laws of the State of Nevada, our Board of Directors is not required to file the Proposed Articles of Amendment if it determines that such action would be in the best interest of the Company. We currently know of no reason why the Proposed Articles of Amendment would not be filed if approved by the shareholders.

     Our Board of Directors believes that the Proposed Articles of Amendment are in the best interests of the Company and its shareholders. The Company current has issued and outstanding [44,792,808] shares of common stock as of November 21, 2002. Therefore, since the Articles of Incorporation currently authorize only the issuance of up to 50,000,000 shares of common stock, we may issue only [5,207,192] shares of stock in the future. Our Board of Directors believes that approval of the Proposed Articles of Amendment will improve our flexibility to issue additional shares of common stock and securities convertible into common stock when needed in the future. As such, this flexibility will permit our Board of Directors to issue shares in connection with capital formation, in connection with an acquisition or financing, and in connection with stock compensation plans for our employees and others.

Vote Required

     The affirmative vote of the holders of a majority of the shares of common stock issued and outstanding will be required to approve the Proposed Articles of Amendment. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR
                      OF THE PROPOSED ARTICLES OF AMENDMENT

                          RATIFICATION OF SELECTION OF
                        INDEPENDENT PUBLIC ACCOUNTANTS -
                                   PROPOSAL 7

     Our Board of Directors has selected Cordovano and Harvey, P.C. as our independent public accountants for the fiscal year ending December 31, 2002. Cordovano and Harvey, P.C. has audited our financial statements since fiscal year 2000. A representative of Cordovano and Harvey, P.C. is not expected to be present at our Annual Meeting.

     Shareholder ratification of the selection of Cordovano and Harvey, P.C. as our independent public accountants is not required by our Bylaws or other applicable legal requirement. However, the Board of Directors is submitting the selection of Cordovano and Harvey, P.C. to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our shareholders.

Audit Fees

     During the fiscal year ended December 31, 2001, Cordovano and Harvey, P.C. billed us $8,450 for the audit of our financial statements for such fiscal year and for the reviews of our interim financial statements.

Financial Information Systems Design and Implementation Fees

     During the fiscal year ended December 31, 2001, Cordovano and Harvey, P.C. did not bill us for any fees relating to information technology consulting fees.

All Other Fees

     During the fiscal year ended December 31, 2001, Cordovano and Harvey, P.C. billed us $600 for professional services other than audit fees.

Vote Required

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of Cordovano and Harvey, P.C. as our independent public accountants for the fiscal year ending December 31, 2002. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
           THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

                        SECURITY OWNERSHIP OF MANAGEMENT
                            AND CERTAIN SHAREHOLDERS

     The following table sets forth the beneficial ownership of our common stock as of November 7, 2002, by:

     o Each person known by us to be the beneficial owner of more than ten percent of our outstanding common stock;

     o    Each of our directors;

     o    Each of our named executive officers; and

     o    All directors and officers as a group.

     Except as otherwise indicated, we believe that the beneficial owners of our common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                    Amount of        Percent of
Name and Address of Beneficial Owner(1)            Ownership(2)       Class(3)
---------------------------------------            ------------       --------

David Harmsen                                         40,000             *
Steve Lennon                                         808,125           1.80%
Michael Lysaght                                         0                *
David Rosenberg                                     3,179,800          7.10%
Mark Shmulevsky                                     1,009,479          2.25%
David A. Youngblood                                 1,086,000          2.42%
Officers and directors as a group (five persons)    6,123,404          13.67%


     Each of the persons referred to above do not hold any options, warrants, or rights to purchase securities from the Company.

----------
     (1) The address of each beneficial owner is that of the Company at 2903 N.E. 109th Avenue, Suite D, Vancouver, Washington 98682.

     (2) We determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission ("SEC"), based on factors including voting and investment power with respect to shares. Common stock subject to options currently exercisable, or exercisable within 60 days after November 7, 2002, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership for any other person.

     (3) Based on an aggregate of 44,792,808 shares of our common stock issued and outstanding as of November 7, 2002.

     *Constitutes less than 1% of all of our issued and outstanding shares of common stock.

                               EXECUTIVE OFFICERS

Officers

     The following table sets forth certain information regarding our executive officers:

                                                                   Position Held
     Name                        Position                              Since
     ----                        --------                              -----
David Rosenberg         President and Chief Executive Officer           2002

Steven Lennon           Vice President and Director                     2002

Mark Shmulevsky         Vice President, Treasurer, Chief                2002
                        Information Officer, and Director

David Youngblood        Chief Products Engineer and Director            2001

Michael Lysaght         Secretary, Chief Science Officer,               2002
                        and Director

David V. Harmsen        Chief Financial Officer                         2002


     Information concerning Messrs. Rosenberg, Lennon, Shmulevsky, Youngblood, and Lysaght is included under "Election of Directors."

David V. Harmsen

     Mr. Harmsen serves as our Chief Financial Officer. Prior to serving as our Chief Financial Officer, he provided tax and accounting services to a variety of clients. Mr. Harmsen serves on a number of boards of directors and has degrees in accounting, economics, business administration, and philosophy.

Remuneration of Directors and Executive Officers

     The following table shows the aggregate annual remuneration of the following officers or directors who received any remuneration from us during the fiscal year ended December 31, 2001:


                           Capacities in Which
Name of Individual         Remuneration was Received     Aggregate Remuneration
------------------         -------------------------     ----------------------

John Wheeler               Director                              $50,000

David Youngblood           Chief Products Engineer               $40,410.22

Relationships Among Directors and Executive Officers

     There are no family relationships among any of our directors or executive officers.

Interests of Management and Others in Certain Transactions

     On May 22, 2002, we entered into a consulting agreement with David Rosenberg, our President and Chief Executive Officer. Mr. Rosenberg agreed to provide the following services to us:

     o    To assist us in our capital formation efforts.

     o    To assist us in retaining directors and hiring key employees.

     o To assist us in negotiating contracts with federal, state, and local government agencies.

     o To assist us in establishing our office and hiring of employees for our office.

     o To perform such other duties as the Board of Directors may from time to time request that he provide to us.

     We issued to him 1,000,000 shares of our common stock on May 22, 2002, in consideration for providing those services to us. We also agreed to issue to him an additional 1,000,000 shares of common stock in quarterly installments of 250,000 shares of common stock with the first installment to be issued on July 1, 2002, and subsequent installments to be issued on October 1, 2002, January 1, 2003, and April 1, 2003. To date, we have issued Mr. Rosenberg a total of 1,000,000 shares pursuant to the consulting agreement. Mr. Rosenberg has agreed to allow us to hold in abeyance issuing the remainder of the shares to him until a mutually agreeable date in the future.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires that our officers and directors and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership, and changes of ownership with the SEC. Officers, directors, and greater than ten percent shareholders are required by the SEC regulations to furnish us with copies of all such reports they file.

     Based solely on our review of the copies of such reports received by us, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that, with respect to its fiscal year ended December 31, 2001, all of our directors and officers and all of the persons known to us to own more than ten percent of our common stock, either failed to file on a timely basis or have yet to file the required beneficial ownership reports with the SEC. We have adopted and implemented a compliance program for our officers and directors to ensure that they file all required reports not yet filed and to file when due all reports required to be filed in the future. We anticipate that all required reports will be filed not later than December 31, 2002.

                              SHAREHOLDER PROPOSALS

     Our next annual meeting is scheduled for May 20, 2003. The deadline for submitting a shareholder proposal for inclusion in our proxy statement and form of proxy for our 2003 Annual Meeting of shareholders pursuant to Rule 14a-8 of the SEC is January 9, 2003. If the date of the annual meeting is advanced by more than 30 calendar days or delayed by more than 90 calendar days from this meeting date, we will, in a timely manner, inform all shareholders of the changed meeting date and of the date by which such proposals must be received.

                          ANNUAL REPORT TO SHAREHOLDERS

     We have included with this proxy statement a copy of our Annual Report to Shareholders for the year ended December 31, 2001. We incorporated into our Annual Report to Shareholders certain parts of our Form 10-KSB, filed with the SEC on April 16, 2002. The entire filing, with all exhibits attached, are available online at the SEC's website, www.sec.gov, or at FreeEdgar, www.FreeEdgar.com.

                                  OTHER MATTERS

     Our Board of Directors knows of no other business to come before the meeting. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.

     Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

     WE WILL PROVIDE, WITHOUT CHARGE, UPON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES OF OUR COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SEC FOR OUR FISCAL YEAR ENDED DECEMBER 31, 2001. WRITTEN REQUESTS SHOULD BE MAILED TO MICHAEL LYSAGHT, SECRETARY, HYDRO ENVIRONMENTAL RESOURCES, INC., 2903 N.E. 109TH AVENUE, SUITE D, VANCOUVER, WASHINGTON 98682.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      By: /s/ David Rosenberg
                                      -----------------------
                                      David Rosenberg, Chief Executive Officer

                                                      Office Use Only
      DEAN HELLER
      Secretary of State
[SEAL]
      202 North Carson Street
      Carson City, Nevada 89701-4201
      (775) 684 5708
                                   APPENDIX A

                            Certificate of Amendment
                       (PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.
--------------------------------------------------------------------------------

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
                             - Remit in Duplicate -

1.   Name of corporation: Hydro Environmental Resources, Inc.

2. The articles have been amended as follows (provide article numbers, if available): The first paragraph of Article Four is hereby amended in its entirety to state as follows: "This Corporation is authorized to issue two
     (2) classes of capital stock, referred to as Common Stock and Preferred Stock, each with a par value of $0.001 per share. This Corporation shall be authorized to issue a maximum of five hundred million (500,000,000) shares of Common Stock and a maximum of five million (5,000,000) shares of Preferred Stock."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:
     ________________ *

4.  Officer Signature (Required):        David Rosenberg, President and Chief
                                         Executive Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                                 PROXY CARD FOR
             HYDRO ENVIRONMENTAL RESOURCES, INC. (the "Corporation")

     This proxy is solicited on behalf of the Board of Directors of the Corporation for the Annual Meeting of Shareholders to be held on December 3, 2002. The Board of Directors recommends a vote "FOR" the following:

1.   Election of Directors:

                                                            Withhold authority
                                                            to vote for any
                                                            individual nominee
                       FOR election      WITHHOLD vote      (write number(s) of
Nominees               of all nominees   from all nominees  nominee(s) below):
--------               ---------------   -----------------  ------------------

1 - Steve Lennon

2 - Michael Lysaght

3 - David Rosenberg

4 - Mark Shmulevsky

5 - David A. Youngblood


2.   Approval of the Articles of Amendment to the Articles of Incorporation:

           [  ] FOR     [  ] AGAINST     [  ] ABSTAIN

3. Approval of the selection of Cordovano and Harvey, P.C. as the Corporation's independent accountants for the fiscal year ended December 31, 2002.

           [  ] FOR     [  ] AGAINST     [  ] ABSTAIN

Votes MUST be indicated using black or blue ink. The undersigned hereby appoints David Rosenberg, proxy, with full power of substitution, to vote all shares of Common Stock of the undersigned in the Corporation at the Annual Meeting of Shareholders to be held on December 3, 2002, and at any adjournment thereof, upon all subjects that may properly come before the meeting. IF SPECIFIC DIRECTIONS ARE NOT GIVEN WITH RESPECT TO ANY MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING AND THIS PROXY CARD IS SIGNED AND RETURNED, THE PROXY WILL VOTE IN ACCORDANCE WITH THE ABOVE RECOMMENDATION AND MAY EXERCISE DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Please date and sign exactly as your name or names appear on this proxy card. If the shares are held jointly, each shareholder should sign. If signing as an executor, trustee, administrator, custodian, guardian, corporate officer, or pursuant to a power of attorney, please so indicate below.

Dated:                                   By:
                                         ---------------------------------------
                                         Printed Name:
                                         ---------------------------------------

[ ] Check this box if you have either a change of address or comments, and please note the same on this proxy card.

Mail this Proxy Card to:            Hydro Environmental Resources, Inc.
                                    2903 N.E. 109th Avenue, Suite D
                                    Vancouver, Washington 98682